Related party transactions	12 Months Ended
Dec. 31, 2023
Related party transactions [Abstract]
Related party transactions [Text Block]

27. Related party transactions

As at December 31, 2023, notes receivable from associates of US$6.2 million ($8.2 million) are included in short-term investments ($30.9 million as at December 31, 2022, included in other investments).

Until September 2023, Osisko was acting as a guarantor towards an insurance company that had issued environmental bonds to governmental authorities in the name of Osisko Development valued at approximately $17.9 million. In September 2023, the indemnity agreement between Osisko and the insurance company was terminated and, therefore, Osisko is no longer the guarantor of these environmental bonds.